Management  Services  Memorandum
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This  Memorandum  is  BY  and  BETWEEN
RRUN  Ventures  Network  Inc.  (RRUN)
having  office  at  4th  floor  62  w.  8th  Ave  Vancouver,  BC  V5Y  1M7

And;

Saya  Kyvrikosaios  (SK)

having  residence  at  22233  River  Road,  Maple  Ridge,  BC  V2X3N7.
Whereas this Memorandum outlines the understanding of the parties of the following terms and conditions of Service between RRUN and SK,

1)     Role  and  Scope  of  Work
SK will act as an officer and director and provide exclusive services for RRUN and for select RRUN subsidiaries. See Schedule A for details

2)     Term  &  Compensation
a)     TERM:  Starting  on  January  1,  2002  for  a  term  of  3  years.
b)     Cash  Compensation.  $6,667  USD  /month  ($80,000  USD/year)  .
c) Annual Cash Compensation will be reviewed every year of the Term. SK will be employed and paid Cash Compensation as a staff contractor, whereby the cash compensation will be invoiced and paid monthly, both parties will have the right at anytime to pay Cash compensation as a salaried employee, neither party will unreasonably withhold the exercising of such right.
SK will have the right to receive additional Cash Compensation from RRUN subsidiaries/ventures that SK is contributing significant services.
d) Stock Compensation (SCHEDULE B) - SK will have the right to receive stock compensation in addition to Cash Compensation for the services listed in Schedule A. This Stock Compensation will be granted to SK from time to time as per approval of the Board of Directors of RRUN.
     See  Schedule  B  for  stock  options  &  stock  grant  details.
e) BONUS - SK will have the right to earn bonuses from RRUN or any of its subsidiaries/ventures. The type of bonuses will be of the following nature:
  a)   Additional  Cash  Compensation based on To Be Determined (TBD) milestones
  b) Additional Stock Compensation (Stock Options or Grants) based on TBD milestones
  c)   Additional  Stock  Options  on  TBD  milestones
No bonuses will be payable until the specific bonus terms are determined and approved by the board and subsequently earned by SK.
f)     Termination  Terms
a) Notice Terms - If RRUN terminates this memorandum it must give SK 60 days written notice. IF SK terminates this memorandum it must give RRUN 90 days written notice.
   * Termination Provisions - If SK or RRUN terminates this memorandum the following provisions will take effect:

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Management  Services  Memorandum
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   * RRUN or any of RRUN management will have the right to offer a buy out or option to buy out of SK's equity position
   * SK will resign from the board of RRUN and from the board of any RRUN subsidiary/AXXUS that he is a board member of.

3) Both parties understand that this Memorandum provides the basis for a long-form agreement to be completed within 90 days of the signing of this memorandum.

4) In the case the long form contract is not fully executed before the end of 90 days as per clause 3 above the 90 day period will automatically be renewed to afford time to complete the agreement.

5) This memorandum and any subsequent long-form agreement are subject to approval by the Board of Directors of RRUN.

6) This memorandum once approved by the Board of Directors of RRUN will be binding upon both parties until replaced by the aforementioned long form agreement.

Agreed  and  Accepted  on  this  1st  day  of  January,  2002



/S/ Edwin Kwong                         /s/ Saya Kyvrikosaios
_______________________________         ________________________________
RRUN  Ventures  Network  Inc
Authorized  Signatory                   Saya  Kyvrikosaios

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Management  Services  Memorandum
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Schedule  A
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Role  and  Scope  of  Work
   * ROLE #1 - Director and Chief Ventures Development Officer RRUN Ventures Network Inc.
        o Direct, develop and manage the development of each venture under RRUN

   * ROLE  #2  -  Director,  AXXUS  Corporation



Schedule  B
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Stock  Options

100,000  Stock  Options  in  RRUN  Ventures  Network  at  $0.50  per  share.
   * 50%  within  the  1st  year,
   * and  evenly  every  6  months  for  years  2  &  3.

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